Van Kampen Trust for Insured Municipals
                       Item 77(o) 10F-3 Transactions
                     April 1, 2002 - October 31, 2002



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
              05/17/  Variou  299,000,000  2,000,0   0.669%  0.8%
                02       s                   00                      Salomon
 Miami Dade                                                           Smith
  Florida                                                            Barney,
  Aviation                                                          Guzman&Co,
                                                                     Merrill
                                                                      Lynch,
                                                                      Morgan
                                                                     Stanley,
                                                                     Siebert
                                                                    Brandford
                                                                    Shank&Co,
                                                                     Estrada
                                                                    Hinojosa&C
                                                                    o, Lehman
                                                                    Brothers,
                                                                       Loop
                                                                     Capital,
                                                                        MR
                                                                     Beal&Co,
                                                                    Ramirez&Co
                                                                    , Chapman
                                                                    Co, Paine
                                                                      Webber